UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                       ------------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 31, 1999



                                    LUCOR,INC.
              -----------------------------------------------------
              (Exact name of registrant as specified in its charter)



        FLORIDA                      0-25164                   65-0195255
     ------------                 ------------                -------------
(State or other jurisdiction       (Commission              (IRS Employer
     of incorporation)             File Number)            Identification No.)


790 Pershing Road, Raleigh, North Carolina                        27608
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(Address of principal executive offices)                        (Zip code)


Registrant's telephone number, including area code:  919-828-9511


Item 2.  Acquisition or Disposition of Assets

     On March 31, 1999, pursuant to Purchase Agreements dated March 31, 1999, between Lucor, Inc. (the "Company") and Q Lube, Inc. and Jiffy Lube International, Inc., the Company acquired 20 Q Lube facilities located in the markets of Cincinnati, Ohio, Dayton, Ohio, Lansing, Michigan, and Nashville, Tennessee where the Company currently operates a substantial number of Jiffy Lube service centers. In addition, the Company has agreed to acquire 53 Jiffy Lube and Q Lube service centers in the Atlanta, Georgia area on April 30, 1999. The Company will be transforming the Q Lube service centers into Jiffy Lube service centers with the Jiffy Lube trademark. The Company acquired or will acquire all of the equipment, tools, point of sale computer equipment, and inventory of the service centers. The service centers will all be leased under lease agreements signed with Jiffy Lube International, Inc. The chart below summarizes the number of service centers which will be acquired by the Company:

                                 CURRENT                 TOTAL
                                   # OF      ADDED        # OF
     REGION                       STORES     STORES      STORES
     ------                      -------     ------      ------
Atlanta, Georgia                    0           53          53
Cincinnati, Ohio                   22            5          27
Dayton, Ohio                       14            6          20
Lansing, Michigan                   7            1           8
Nashville, TN                       8            8          16

     The Company operated 122 "Jiffy Lube" service centers in seven different states comprising eight different DMA's (geographic Designated Marketing Areas) as of March 31, 1999. After this acquisition, the Company will operate 195 service centers in eight states and nine DMA's. The total purchase price is approximately $5,000,000. The Company has also planned to spend substantial amounts for additional equipment and capital improvements in order to bring these new facilities up to its standards.

     The purchase price for this acquisition and funds to purchase additional equipment and capital improvements is expected to be funded primarily through funds borrowed through a loan and security agreement with Enterprise Mortgage Acceptance Company, LLC. The Company has not finalized the loan agreement at this time. There can be no assurance that the Company will be able to finalize the loan.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Financial Statements of Business Acquired. The Registrant will file the appropriate financial information relating to the acquiring assets under cover of an amendment to this Current Report on Form 8-K as soon as practicable, but in no event later than 60 days after the date on which this Current Report on Form 8-K was required to be filed.

     (b) Pro Forma Financial Information. The Registrant will file the required pro forma financial information under the cover of an amendment to this Current Report on Form 8-K as soon as practicable, but in no event later than 60 days after the date on which this Current Report on Form 8-K was required to be filed.



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 14, 1999                 Lucor, Inc.



                                       By: /s/ Kendall A. Carr
                                           ___________________________________
                                           Kendall A. Carr
                                           Chief Financial Officer